                                                                   EXHIBIT 99.01

                                (S)    PUBLIC UTILITY COMMISSION
CONSOLIDATED ORDER              (S)
                                (S)            OF TEXAS


DOCKET NO. 20291        Petition of Northeast Texas Electric Cooperative, Inc.
                        to Reconcile Fuel Expense for the Period of July 1, 1995
                        through June 30, 1998

DOCKET NO. 20450        Application of El Paso Electric Company for Authority to
                        Reconcile Fuel Costs

DOCKET NO. 20583        Application of Texas Utilities Electric Company to Amend
                        Certificated Service Area Boundaries within Howard
                        County

DOCKET NO. 20591        Application of Pedernales Electric Cooperative, Inc. to
                        Amend Certificated Service Area Boundaries within
                        Williamson County and the City of Georgetown

DOCKET NO. 20632        Application of Nueces Electric Cooperative, Inc. to
                        Amend Certificated Service Area Boundaries (Service Area
                        Exception) within Nueces County and the City of Corpus
                        Christi

DOCKET NO. 20681        Application of Voice2, Inc. for a Service Provider
                        Certificate of Operating Authority

DOCKET NO. 20734        Application of Advanced TelCom Group, Inc. for a Service
                        Provider Certificate of Operating Authority

CONSOLIDATED ORDER
PAGE 2


     The Commission adopts the attached findings of fact and conclusions of law and issues the orders set out therein.


     SIGNED AT AUSTIN, TEXAS on the 8th day of June 1999.


                              PUBLIC UTILITY COMMISSION OF TEXAS


                                 /s/ Pat Wood, III
                              --------------------------------------------------
                              PAT WOOD, III, CHAIRMAN


                                 /s/ Judy Walsh
                              --------------------------------------------------
                              JUDY WALSH, COMMISSIONER


                                 /s/ Brett A. Perlman
                              --------------------------------------------------
                              BRETT A. PERLMAN, COMMISSIONER

                               DOCKET NO. 20450


APPLICATION OF EL PASO ELECTRIC  (S)  PUBLIC UTILITY COMMISSION
COMPANY FOR AUTHORITY TO         (S)
RECONCILE FUEL COSTS             (S)         OF TEXAS


                                     ORDER

     This Order approves the application of El Paso Electric Company for authority to reconcile fuel and fuel-related revenues and costs and implement certain voluntary base rate reductions and refunds. The docket was processed in accordance with applicable statutes and Commission rules. No requests for hearing were filed. The parties filed a stipulation resolving all outstanding issues. The application, consistent with the stipulation, is approved.

                             I.  Findings of Fact

Procedural History
------------------

1. On March 22, 1999, El Paso Electric Company (EPE) filed with the Public Utility Commission of Texas (Commission) an application to reconcile its fuel and fuel-related revenues and costs for the period of July 1, 1995 through December 31, 1998 and implement a voluntary base rate reduction and refund. In its application, EPE requested the Commission: (a) find good cause to extend the reconciliation period to include December 31, 1998; (b) find good cause to waive the fuel reconciliation filing requirements of P.U.C. Subst. R. 23.23(b)(3); (c) grant EPE authority to roll the reconciliation period under-recovery forward to EPE's next reconciliation period; and (d) grant EPE interim approval of its voluntary base rate reductions, effective April 1, 1999. The application was supported by a stipulation resolving all outstanding issues in this proceeding. The stipulation was signed by EPE, Texas Industrial Energy Consumers, Office of Public Utility Counsel, U.S. Department of Defense (DOD), City of El Paso, Commission's General Counsel, Phelps Dodge Refining Corporation, and Border Steel, Inc.

2. The DOD filed a motion to intervene in this proceeding. The motion was subsequently granted.

3. At its open meeting of March 25, 1999, the Commission granted EPE interim authority to implement the voluntary rate base reductions for bills rendered on or after April 1, 1999.

DOCKET NO. 20450                     ORDER                          PAGE 2 of 8

4. On May 13, 1999, the parties filed joint proposed findings of fact and conclusions of law (Supplemental Stipulation).


Notice
------
5. Notice of this application was provided by: (a) bill insert to EPE's Texas customers; (b) mail to affected municipalities at least 35 days prior to the proposed final effective date of the voluntary base rate reduction; (c) mail to each signatory in Docket No. 12700;/1/ (d) mail to each of the parties in Docket Nos. 18629/2/ and 20180;/3/ (e) mail to City of El Paso, Texas, Commission's General Counsel, Office of Public Utility Counsel, ASARCO, Inc., Phelps Dodge Refining Corporation, Texas State Agencies, U.S. Department of Defense, Border Steel, Inc., and Texas Industrial Energy Consumers; (f) publication once a week for two consecutive weeks in newspaper of general circulation in EPE's service area; and (g) publication in the Texas Register.


Evidence of Record
------------------
6. The following items are admitted into evidence: (a) Application and Stipulation including supplemental signature pages; (b) Affidavits of Notice, filed on May 6, 1999; (c) Texas Register Submission Form; and (d) Revised Proposed Findings of Fact and Conclusions of Law.

Fuel and Fuel-Related Revenues and Expenses
-------------------------------------------
7. EPE is an investor-owned electric utility providing retail electric service within the State of Texas.

8. EPE's Texas jurisdictional fuel under-recovery balance for the reconciliation period is as follows:







--------------------
     /1/ Application of El Paso Electric Company for Authority to Change Rates, Docket No. 12700 (Aug. 30, 1995)(not published).
     /2/ Application of El Paso Electric Company for Authority to Implement a Revised Composite Fixed Fuel Factor and to Implement an Interim Fuel Surcharge, Docket No. 18629 (April 2, 1998).
     /3/ Petition of El Paso Electric Company for Expedited Consideration and Approval of Good Cause exception of Fuel Reconciliation Filing Deadline, Docket No. 20180 (Feb. 5, 1999).

DOCKET NO. 20450                     ORDER                          PAGE 3 of 8

         Fuel Factor Revenues                                   $ 221,168,009
         Fuel & Purchased Power Expense (adjusted)               (235,639,248)
         Interest on Net Over/(Under)-Recovery                     (1,882,729)
         Net Interim Surcharge/(Refund)                               845,041
         CFE and IID-C Margins Credits and Interest                17,237,552
         Docket No. 13966 Remaining Balance and Interest              331,480
         Net Palo Verde Performance Rewards and Interest           (3,644,843)
                                                                --------------
         Cumulative Over/(Under)-Recovery Balance               $  (1,584,738)
                                                                ==============

9. EPE properly accounted for the amount of fuel-related revenues collected pursuant to the fuel factors in effect during the reconciliation period.

10. EPE's eligible fuel costs incurred during the reconciliation period were reasonable and necessary to provide reliable electric service.

11. It is reasonable to reconcile EPE's fuel and fuel-related revenues and expenses for the period of July 1995 through December 1998 consistent with the terms of the stipulation.


Palo Verde Performance Rewards
------------------------------
12. During the reconciliation period, Palo Verde accrued net performance rewards in the amount of $3,644,843, including $191,790 in interest, under the performance standards established in Docket No. 8892,/4/ as continued in Docket No. 12700.

13. The net Palo Verde performance rewards, including interest calculated through December 31, 1998 have been debited to EPE's under-recovery balance for the reconciliation period for use consistent with the agreed treatment in Docket No. 19545./5/

14. As part of the overall settlement of this case, El Paso Electric agreed to commit 50% of future Palo Verde Performance Standard Rewards (net of any Palo Verde Performance Standard Penalties) accrued for the evaluation periods ending December 31, 1998 through December 31, 2004, after approval in future fuel reconciliation proceedings, to the initiatives listed below. All amounts deemed collected and not subject to a surcharge will be paid upon issuance of a final




------------------------

     /4/ Application of El Paso Electric Company to Establish Performance Standards for the Palo Verde Nuclear Generation Station, Docket No. 8892 17P.U.C. Bull. 547 (March 27, 1991).
     /5/ Application of El Paso Electric Company for Approval of Preliminary Integrated Resource Plan, Docket No. 19545 (Jan. 21, 1999).

DOCKET NO. 20450                     ORDER                          PAGE 4 of 8


order, and any other amounts will be paid as collected over the applicable recovery period. These amounts will be applied for the benefit of customers in the following initiatives:
     a. one-half to Project Care (or successor organization) to assist low income customers of El Paso Electric Company in paying their utility bills; and
     b. one-half to demand side management programs such as weatherization with a focus on programs to assist small business and commercial customers.


Cumulative Under-Recovery Balance
---------------------------------
15. EPE's cumulative under-recovery balance at December 31, 1998, including interest and the applicable Palo Verde performance rewards, $1,584,738. EPE has correctly calculated the under-recovery balance.

16. EPE calculated interest on the ending cumulative over/under-recovery balance in the manner and at the rate established by the Commission for overbilling and underbilling./6/ EPE compounded interest annually.

17. EPE's cumulative under-recovery balance for the reconciliation period is below the Company's materiality threshold of approximately $2.8 million, as defined in P.U.C. Subst. R. 23.23(b)(2)(A)(iii)(II). Therefore, it is reasonable for EPE, instead of surcharging customers the under-recovery balance at this time, to carry that balance forward as the reconciled beginning balance for the next reconciliation period beginning January 1, 1999.

18. The allocation factors used to allocate EPE's eligible fuel and fuel-related revenues and expenses to the Texas jurisdiction are appropriate.


Certain Voluntary Base Rate Reductions and Refunds
--------------------------------------------------
19. EPE agrees to implement voluntary base rate reductions of approximately 8.79% for customers receiving service under Rate Schedule No. 01--the Residential Service Rate--and voluntary base rate reductions of approximately 3.18% for customer classes receiving reductions other than Rate Schedule No. 01.





------------------------

     /6/ See P.U.C. Subst. R. 23.45(h)(repealed and recodified at P.U.C. Subst.
R. 25.28(c), effective May 6, 1999).

DOCKET NO. 20450                     ORDER                          PAGE 5 of 8


20. These voluntary base rate reductions equal approximately $15.4 million on an annual basis.

21. EPE further agrees to implement voluntary base rate refunds over a period of three months for the same customers receiving base rate reductions, as detailed in Appendix III of the Supplemental Stipulation.

22. EPE's agreement to implement certain voluntary base rate reductions and base rate refunds is just and reasonable and not unreasonably preferential, prejudicial, or discriminatory.


Low-Income Assistance
---------------------
23. EPE's commitment to coordinate with local community service agencies and the Texas Department of Human Services to foster customer education regarding low-income assistance programs offered by the Company is reasonable.


Informal Disposition
--------------------
24. More than 30 days have passed since completion of the notice provided in this docket.

25. All parties are signatories to the stipulation; therefore, resolution of this proceeding consistent with the stipulation is not adverse to any party. The parties have waived their rights to a hearing on the merits in this docket, subject to final approval of the stipulation.

26.  No issues of fact or law are disputed by any party.

                            II.  Conclusions of Law

1. EPE is a public utility, as defined in (S)(S) 11.004 and 31.002(1) of the Public Utility Regulatory Act (PURA)./7/

2. The Commission has jurisdiction and authority over this application pursuant to PURA (S)(S) 14.001, 32.001, 36.001, 36.003, 36.051, 36.109, and
36.203.







--------------------------
     /7/ Tex. Util. CODE ANN. (S)(S) 11.01--63.063 (Vernon 1998).

DOCKET NO. 20450                     ORDER                          PAGE 6 of 8


3. Notice of the application was provided in compliance with PURA (S) 36.103(b), P.U.C. SUBST. R. 23.23(b)(4), and P.U.C. PROC. R. 22.51(b) and 22.54.

4. Good cause exists to extend the reconciliation period addressed in this docket through December 31, 1998.

5. Good cause exists to waive the fuel reconciliation filing package requirements set forth in P.U.C. SUBST. R. 23.23(b)(3).

6. EPE's fuel reconciliation meets the requirements of P.U.C. SUBST. R. 23.23(b)(3).

7. The eligible fuel costs incurred by EPE during the reconciliation period were reasonable and necessary expenses incurred to provide reliable electric service to EPE's customers, as required by P.U.C. SUBST. R.
23.23(b)(3)(B)(i)(I).

8. Good cause exists to carry the cumulative under-recovery balance of $1,584,738 forward as the reconciled beginning balance for EPE's next reconciliation period beginning January 1, 1999.

9. EPE's voluntary base rate reductions and refunds are just and reasonable and do not grant an unreasonable preference or advantage to any customer or subject any customer to unreasonable prejudice or disadvantage, consistent with PURA (S) 36.003.

10. Approval of the stipulation represents a reasonable resolution of the issues in this proceeding and is in the public interest.

11. This application does not constitute a major rate proceeding as defined by P.U.C. PROC. R. 22.2.

12. As no requests for hearing have been filed, the application may be approved without a hearing pursuant to the Administrative Procedure Act, TEX. GOV'T CODE ANN. (S) 2001.001 et seq. (Vernon 1999).

DOCKET NO. 20450                     ORDER                          PAGE 7 of 8


                           III.  Ordering Paragraphs


     In accordance with these findings of fact and conclusions of law, the Commission issues the following Order:

     1. EPE's proposed reconciliation of eligible fuel and fuel-related revenues and expenses and implementation of certain voluntary base rate reductions and refunds as set forth in the application and supported by the stipulation are approved.

     2. EPE shall carry its cumulative under-recovery balance forward as the reconciled beginning balance for the reconciliation period beginning January 1, 1999. The balances established for each customer class in Appendix II of the Supplemental Stipulation are adopted and shall not be subject to change.

     3. The tariffs implementing EPE's voluntary base rate reductions (Attachment 1) are approved, effective the date of this Order.

     4. The tariff implementing EPE's base rate refunds (Attachment 2) is approved, effective for a period of three months, beginning with EPE's first billing cycle following the issuance of this Order.

     5. EPE shall commit 50% of future Palo Verde Performance Standard Rewards (net of any Palo Verde Performance Standard Penalties) accrued for the evaluation periods ending December 31, 1998 through December 31, 2004, after approval in future fuel reconciliation proceedings, to the initiatives listed below. All amounts deemed collected and not subject to a surcharge shall be paid upon issuance of a final order, and any other amounts shall be paid as collected over the applicable recovery period. These amounts shall be applied for the benefit of customers in the following initiatives: (a) one-half to Project Care (or successor organization) to assist low income customers of El Paso Electric Company in paying their utility bills; and (b) one-half to demand side management programs such as weatherization with a focus on programs to assist small business and commercial customers.

DOCKET NO. 20450                     ORDER                          PAGE 8 of 8

     6. Subject to the specific voluntary base rate reductions and base rate refund approved in this docket, the terms of the Stipulation, Settlement Agreement, and Agreed Order in Docket No. 12700 shall remain in full force and effect and shall continue to apply as stated therein.

     7. The entry of an order consistent with the stipulation does not indicate the Commission's endorsement or approval of any principle or methodology that may underlie the stipulation. Neither should the entry of an order consistent with the stipulation be regarded as binding precedent as to the appropriateness of any principle underlying the stipulation.

     8. All other motions, requests for entry of specific findings of fact and conclusions of law, and any other requests for general or specific relief, if not expressly granted herein, are hereby denied for want of merit.

                                 Attachment 1

                                          EL PASO ELECTRIC COMPANY

                                             TABLE OF CONTENTS
                                             -----------------

                                                                                     Rate
                                                                                   Schedule        Sheet
                                    Title                                           Number         Number
                                    -----                                           ------         ------
Section 1
---------
Table of Contents                                                                     -              1
Description of Company Operations                                                     -              2
State of Texas Service Area                                                           -              3

Rate Schedules
--------------
Residential Service Rate                                                             01              4
Small Commercial Service Rate                                                        02              5
Outdoor Recreational Lighting Service Rate                                           07              6
Governmental Street Lighting and Signal Service Rate                                 08              7
Municipal Pumping Service Rate                                                       11              8
Municipal Pumping Service Rate                                                      11-A           8.1
Electrolytic Refining Service Rate                                                   15              9
Standby Service Rate                                                                 18             10
Irrigation Service Rate                                                              22             11
General Service Rate                                                                 24             12
Large Power Service Rate                                                             25             13
Petroleum Refinery Service Rate                                                      26             14
Petroleum Refinery Service Rate                                                     26-A          14.1
Interruptible Power Service Rate                                                     27             15
Area Lighting Service Rate                                                           28             16
Transmission Voltage Service Rate                                                    29             17
Electric Furnace Rate                                                                30             18
Military Reservation Service Rate                                                    31             19
Economic Development Rate                                                            33             21
Cotton Gin Service Rate                                                              34             22
Interruptible Power Service for Large Power Rate                                38 (LP)             23
City and County Service Rate                                                         41             24
University Service Rate                                                              43             25
Supplementary Power Service for Cogeneration and Small                               45             26
           Power Production Facilities
Maintenance Power Service for Cogeneration and Small                                 46             27
          Power Production Facilities
Backup Power Service for Cogeneration and Small                                      47             28
          Power Production Facilities
Non-Firm Purchased Power Service                                                     48             29
State University Discount Rate Rider                                                 49           29.1

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          21
              --------------------                         ---------------------
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            ----------------------                    --------------------------
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    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                               TABLE OF CONTENTS
                               -----------------

                                                                                     Rate
                                                                                   Schedule        Sheet
                                    Title                                           Number         Number
                                    -----                                           ------         ------
Fixed Fuel Factor                                                                  98-FFF             30
Fixed Fuel Surcharge Factor                                                         98-FS           31.2
Miscellaneous Service Charges                                                          99             32
Rate Case Expense Surcharge                                                                           33
Base Rate Refund                                                                     BRR              34

Section 2
---------
Table of Contents                                                                      -               1
Company Rules and Regulations Regarding Electric                                       -               2
   Service
Agreement for Purchase of Electric Service from El Paso                                -               3
   Electric Company
Residential Level Payment Plan Agreement                                               -               4
Area Lighting Service Agreement                                                        -               5
Deferred Payment Plan Agreement                                                        -               6
Absolute Guaranty of Payment of Obligation for Electric                                -               7
   Service
Application for Service                                                                -               8
Save Utilities Deposit System (SUDS)                                                   -               9
Easement                                                                               -              10
Cutback Service Program                                                                -              11
Alternate Time-of-Use Service Agreement                                                -              12
Verification from Army Community Service if Soldier is in                              -              13
   Combat or War Zone

Section 3
---------
Line Extension Policy                                                                  -               -
Table of Contents                                                                      -               1
Purpose                                                                                -               3
Definitions                                                                            -               4
Policies                                                                               -               5

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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    ------------------------------                   -------------------

                            EL PASO ELECTRIC COMPANY

                       DESCRIPTION OF COMPANY OPERATIONS
                       ---------------------------------


The El Paso Electric Company serves the County of El Paso and portions of the Counties of Culberson and Hudspeth in the State of Texas. The Company serves portions of Dona Ana, Sierra, Otero and Luna Counties in the State of New Mexico. The Company generates, transmits and distributes electric energy for the entire Company service area. The Company has transmission line interconnections in the states of Arizona, New Mexico and to the Republic of Mexico and provides (FERC Jurisdictional) electrical energy to Rio Grande Electric Cooperative, Inc., for Cooperative's Culberson and Hudspeth Counties service areas and to Texas-New Mexico Power Company for its Lordsburg, New Mexico, service area and to Imperial Irrigation District in California.

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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            ----------------------                    --------------------------
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

                           EL PASO ELECTRIC COMPANY

                          STATE OF TEXAS SERVICE AREA
                          ---------------------------

                    Incorporated Cities, Towns and Villages
                    ---------------------------------------

                               City of El Paso
                               Town of Anthony
                               Town of Clint
                               Town of Horizon
                               City of Socorro
                               Town of Van Horn
                               Village of Vinton

                         Unincorporated Service Areas
                         ----------------------------

                               County of El Paso
                               Portion of County of Culberson
                               Portion of County of Hudspeth


--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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            ----------------------                    --------------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 01
                                ---------------
                           RESIDENTIAL SERVICE RATE
                           ------------------------
APPLICABILITY
-------------

This rate is applicable for all domestic purposes in single family residences or individually metered apartments. Service will be 120/240 volt, single phase, except that three-phase service may be provided for motors over 5 horsepower
(HP) if economically feasible. Single or three-phase motors shall not exceed 10 HP individual capacity without the written approval of the Company.

TERRITORY
---------

Texas Service Area

MONTHLY RATE
------------

$4.50 Customer Charge plus

SUMMER BASE ENERGY RATE
-----------------------

$0.08027 per kilowatt-hour for all kilowatt-hours during the                (R)
billing months of June through September.

NON-SUMMER BASE ENERGY RATE
---------------------------

$0.07527 per kilowatt-hour for all kilowatt-hours during the                (R)
billing months of October through May.

ALTERNATE TIME-OF-USE RATE
--------------------------

This voluntary billing alternative will only be made available to residential customers. The residential customer must contract for this provision for a minimum of eighteen (18) months. The on-peak hours are 10:00 a.m. through 8:00 p.m., Mountain Standard Time, for weekdays of Monday through Friday. Off-peak hours are all other hours of the week not covered in the on-peak period plus weekends. This alternative is available only to the first 250 customers who sign up to take service under this alternative.

MONTHLY RATE
------------

$6.00 Customer Charge plus

ON-PEAK BASE ENERGY RATE
------------------------

$0.12517 for all on-peak KWH.                                                (R)

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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            ----------------------                    --------------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 01
                                ---------------
                           RESIDENTIAL SERVICE RATE
                           ------------------------

OFF-PEAK BASE ENERGY RATE
-------------------------

$0.04746 for all off-peak KWH.                                               (R)

MONTHLY MINIMUM
---------------

Customer Charge

OFF-PEAK WATER HEATING RIDER
----------------------------

For domestic electric water heating service (swimming pool water heating and water heating utilized for space heating excluded). The service shall be metered on a circuit which shall include only water heating elements and excluded all other service.

Periods of electric supply service may be scheduled to conform to off-peak conditions of the Company's system, the Company reserving the right to change the off-peak periods of supply to meet the changing off-peak conditions of its system. The Company, at its option, will furnish and connect to the customer's wiring and retain ownership of a time switch or suitable device to regulate the hours of use.

Service under this schedule shall be limited to water heaters of thirty (30) gallons or more capacity. All water heaters will be controlled by a thermostat and if two or more heating elements are used, the water heater will be wired so that only one element will operate at one time. The minimum wattage of all heating elements shall total not less than 3,000 watts. Service may be limited where customer has an abnormally large connected load, and is only available as a secondary service in conjunction with a main service.

MONTHLY RATE FOR OFF-PEAK WATER HEATING
---------------------------------------

$1.00 Customer Charge plus

$0.04401 per kilowatt-hour for all kilowatt-hours.                           (R)

MONTHLY MINIMUM FOR OFF-PEAK WATER HEATING
------------------------------------------

Customer Charge

LOW INCOME RIDER
----------------

Upon qualification under the below defined criteria, the Customer Charge will not be applicable. All other charges (credits) and/or provisions of Schedule No. 01 will remain unchanged.


--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 01
                                ---------------
                           RESIDENTIAL SERVICE RATE
                           ------------------------

The Low Income Rider is available to qualified residential customers who apply for the discount. The applicant must provide an approved referral form from the Texas Department of Human Services. The applicant must be the EPEC customer of record at his or her address. Once the customer has established qualification for the Low Income Rider, the Rider will be in effect for the following twelve
(12) months. At the end of this twelve (12) month period, recertification will be required. If no new referral is received by EPEC, the customer, without notification, will be placed on the applicable Residential Service Rate.

A reminder notice will be printed on the customer's electric bill at least two
(2) months prior to the expiration date. No other notice will be provided.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule.

APPLICATION OF RESIDENTIAL SERVICE RATE
---------------------------------------

This rate is available only under the following conditions:
          --

1. For a single household or single family for domestic purposes in individual private residences or individually metered apartments.

2. For separately metered living quarters recognized as single-family living quarters for domestic home use.

3. Service under this rate shall include home lighting and residential power for operation of household appliances.

4. Single-phase motors for domestic use may not exceed 10 HP without the written approval of the Company. The use of all single-phase motors over 5 HP must be approved by the Company concerning the motor's lock rotor amperes.

--------------------------------------------------------------------------------

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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 01
                                ---------------
                           RESIDENTIAL SERVICE RATE
                           ------------------------

5. If the three-phase service is supplied, sizes of motors and other loads will be subject to Company approval. Three-phase service is only available if it is existing at the location or economically feasible to bring to the location.

6. Wiring may be extended from the residence circuit to private garages, barns and similar structures and/or wells which are located on the same property as the residence and used exclusively for domestic purposes in connection with the residence.

7. For residences where rooms are rented or meals served to boarders if this is incidental to the maintenance of a private residence.

This rate is not available under the following conditions:
          ------
1. If a separate meter and service are provided to garages, barns and similar structures and/or wells even though their use may be in connection with the residence.

2. When it is evident, both visually and/or electrically, that activity of a business or professional character is being conducted in the residence. Service to a combination residential and commercial establishment will be supplied under the appropriate commercial service rate, but the portion used as living quarters may be wired and metered separately and served on the Residential Service Rate.

3. When service in the primary residence is resold or shared with one or more other family residences, i.e., a garage apartment or a separate living quarters connected to the main residence electric service, or a duplex with one meter. The additional residence or separate living quarters may be placed on the residential rate if local zoning ordinances permit such use and the additional residence is served and metered separately.

4. When the customer operates devices which cause undue fluctuation of voltage. Service may be limited where the customer has an abnormally large connected load or kilowatt demand.

5.  For a recognized or accepted boarding or rooming house.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          14
              --------------------                         ---------------------
Sheet Number          4                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               4 of 4                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 02
                                ---------------
                         SMALL COMMERCIAL SERVICE RATE
                         -----------------------------

APPLICABILITY
-------------

The Small Commercial Service Rate is available to all commercial customers for lighting, power and heating service. All service will be taken at one point of delivery designated by the Company and at one of the Company's standard types of service. Service under this rate shall be limited to those small commercial customers having usage levels that preclude them from proper classification under the Company's other commercial service rates.

TERRITORY
---------

Texas Service Area

MONTHLY RATE
------------

$5.50 Customer Charge plus

Energy Charge

$0.11573 per kilowatt-hour for the first 1,500 kilowatt-hours               (R)
$0.10288 per kilowatt-hour for all additional kilowatt-hours                (R)

MONTHLY MINIMUM
---------------

Customer Charge

OFF-PEAK WATER HEATING RIDER
----------------------------

For domestic electric water heating service (swimming pool water heating, commercial dishwasher water heating and water heating utilized for space heating excluded). The service shall be metered on a circuit which shall include only water heating elements and exclude all other service.

Periods of electric supply service may be scheduled to conform to off-peak conditions of the Company's system, the Company reserving the right to change the off-peak periods of supply to meet the changing off-peak conditions of its system. The Company, at is option, will furnish and connect to the customer's wiring and retain ownership of a time switch or suitable device to regulate the hours of use.


Service under this schedule shall be limited to water heaters of thirty (30) gallons or more capacity. All water heaters will be controlled by a thermostat and if two or more heating elements are used, the water heater will be wired so that only one element will operate at

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          5
              --------------------                         ---------------------
Sheet Number          5                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               1 of 3                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 02
                                ---------------
                         SMALL COMMERCIAL SERVICE RATE
                         -----------------------------

one time. The minimum wattage of all heating elements shall total not less than 3,000 watts. Service may be limited where customer has an abnormally large connected load, and is only available as a secondary service in conjunction with a main service.

MONTHLY RATE - OFF-PEAK WATER HEATING
-------------------------------------

$1.00 Customer Charge plus

$0.04401 per kilowatt-hour for all kilowatt-hours                            (R)

MONTHLY MINIMUM - OFF-PEAK WATER HEATING
----------------------------------------

Customer Charge

NON-METERED SERVICE
-------------------

In instances when metering of energy would be impractical because of the low monthly level of usage and when estimates of this usage can be accurately calculated, the Company may at its option, provide non-metered service. Billing for non-metered service shall be based on the customer charge and the monthly energy usage calculated by the Company and applied to the energy charge of the rate.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule.

The Company shall install metering equipment to measure the customers thirty
(30) minute average kilowatt load for purposes of determining the applicable rate schedule. If a customer's highest measured thirty (30) minute average kilowatt load exceeds 15 KW three (3) consecutive times during the months of May through October, that customer shall be placed on the General Service Rate Schedule No. 24 for a minimum of twelve (12) months, at which time a determination will be made for the applicable rate schedule.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          5
              --------------------                         ---------------------
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            ----------------------                    --------------------------
Page               2 of 3                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 02
                                ---------------
                         SMALL COMMERCIAL SERVICE RATE
                         -----------------------------

If the Company determines that a customer's bill under this schedule is unduly burdensome and the Customer will benefit from a lower bill, the Company, at its option, will bill said customer under Schedule No. 24, General Service Rate. Specifically, this option will be applied to a customer who, for the preceding twelve (12) months has an average monthly demand greater than 10 KW and operates at greater than a thirty (30) percent load factor. Under this option, the billing demand will be the highest measured demand.

Any new customer that has not established a prior service history with the Company shall be classified under the appropriate rate schedule in accordance with a demand estimate performed by the Company.

For the purpose of this rate schedule, commercial customers is defined as to include all non-public schools and institutions of higher learning or facilities not eligible under Schedule No. 41, municipal, county, State of Texas and federal installations.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          5
              --------------------                         ---------------------
Sheet Number          5                     Effective with energy consumed on or
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Page               3 of 3                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 07
                                ---------------
                  OUTDOOR RECREATIONAL LIGHTING SERVICE RATE
                  ------------------------------------------

APPLICABILITY
-------------

This rate is available to all customers who desire outdoor recreational lighting service under the conditions specified herein. All service will be taken at one delivery point designated by the Company and will be separately metered from any additional service that may be provided to the customer under other rates. This rate is not available for any service other than for lighting of recreational activities such as athletic fields, race tracks and other sport and recreational facilities.

TERRITORY
---------

Texas Service Area

TYPE OF SERVICE
---------------

The type of service available will be determined by the Company and will normally be single or three phase at the option of the Company and at a standard Company approved voltage.

MONTHLY RATE
------------

$18.00 Customer Charge

Energy Charge

$0.06692 per kilowatt-hour                                                   (R)

MONTHLY MINIMUM
---------------

The Customer Charge.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of the Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule. The initial Term of Contract for service under this schedule shall be not less than one(1) year. The Company reserves the right to remove all equipment furnished under this schedule, after issuance of disconnect notice, and void the contract if in the opinion of the Company, there is excessive breakage or vandalization of its facilities.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          3
              --------------------                         ---------------------
Sheet Number          6                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               1 of 1                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------

APPLICABILITY
-------------

Cities of El Paso and Socorro, Towns of Anthony, Clint, Horizon and Van Horn, Village of Vinton and Counties of Culberson, El Paso and Hudspeth, State of Texas and Federal facilities for Mercury Vapor and High Pressure Sodium Vapor street lights, freeway lighting and for traffic signal lights.

TERRITORY
---------

Texas Towns, Counties and Cities

RATE
----

Street Lights

                MERCURY VAPOR - OVERHEAD SYSTEM - COMPANY OWNED
                -----------------------------------------------
                      30 FOOT MOUNTING HEIGHT - WOOD POLE
                      -----------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

   7,000 Lumen Single          195  $  13.50  each per month                 (R)
   11,000 Lumen Single         275  $  16.11  each per month                 (R)
   11,000 Lumen Double         550  $  25.01  each per month                 (R)
   20,000 Lumen Single         460  $  19.22  each per month                 (R)
   20,000 Lumen Double         920  $  31.23  each per month                 (R)



        MERCURY VAPOR - DOWNTOWN EL PASO AREA - COMPANY OWNED - 30 FOOT
        ---------------------------------------------------------------
              MOUNTING HEIGHT - STEEL POLE - ORNAMENTAL LUMINAIRE
              ---------------------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

  60,000 Lumen               1,120  $  76.32  each per month                 (R)
  Underground System

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               1 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------

      HIGH PRESSURE SODIUM VAPOR - DOWNTOWN EL PASO AREA - COMPANY OWNED
      ------------------------------------------------------------------
          30 FOOT MOUNTING HEIGHT - STEEL POLE - ORNAMENTAL LUMINAIRE
          -----------------------------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

119,500 Lumen
Overhead System               1,102  $  48.48  each per month               (R)
119,500 Lumen
Underground System            1,102  $  79.21  each per month               (R)


      HIGH PRESSURE SODIUM VAPOR - DOWNTOWN EL PASO AREA - COMPANY OWNED
      ------------------------------------------------------------------
                     30 FOOT MOUNTING HEIGHT - STEEL POLE
                     ------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

45,000 Lumen
Overhead System                485  $  47.87  each per month                (R)



                MERCURY VAPOR - OVERHEAD SYSTEM - COMPANY OWNED
                -----------------------------------------------
                     30 FOOT MOUNTING HEIGHT - STEEL POLE
                     ------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

20,000 Lumen Single            460  $  29.69  each per month                 (R)
20,000 Lumen Double            920  $  41.70  each per month                 (R)


--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               2 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------

                   MERCURY VAPOR - NON-COMPANY OWNED SYSTEMS
                   -----------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

11,000 Lumen -
Wall Mounted                   292  $  7.79  each per month                 (R)
20,000 Lumen -
40 Foot Maximum
Mounting Height                450  $  10.72  each per month                (R)
60,000 Lumen -
50 Foot Maximum
Mounting Height              1,102  $  28.10  each per month                (R)


                 MERCURY VAPOR - NON-COMPANY OWNED - WOOD POLE
                 ---------------------------------------------
                        UNDERGROUND RESIDENTIAL SERVICE
                        -------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

7,000 Lumen -
30 Foot Maximum
Mounting Height                195  $  5.89  each per month                 (R)
11,000 Lumen -
30 Foot Maximum
Mounting Height                275  $  7.49  each per month                 (R)


--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               3 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------


            HIGH PRESSURE SODIUM VAPOR - NON-COMPANY OWNED SYSTEMS
            ------------------------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

16,000 Lumen - Wall
Mounted                        193  $  6.21  each per month                  (R)
23,200 Lumen - Wall
Mounted                        313  $  8.36  each per month                  (R)
23,200 Lumen - 40 Foot
Maximum Mounting Height        313  $  8.36  each per month                  (R)
45,000 Lumen - 50 Foot
Maximum Mounting Height        485  $  11.49  each per month                 (R)
45,000 Lumen - Tower
Structure 150 Foot
Maximum Mounting Height
10 Luminaires per Tower        485  $  12.13  each per month                 (R)
Rate per fixture


                HIGH PRESSURE SODIUM VAPOR - NON-COMPANY OWNED
                ----------------------------------------------
                            OPERATED AND MAINTAINED
                            -----------------------


                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

45,000 Lumen                   485  $  11.84  each per month                (R)


--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               4 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------


     HIGH PRESSURE SODIUM VAPOR - NON-COMPANY OWNED - RESIDENTIAL SERVICE
     --------------------------------------------------------------------
                       STANDARD POLE - STANDARD FIXTURE
                       --------------------------------


                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

8,500 Lumen - 30 Foot
Maximum Mounting Height         124  $  4.91  each per month                (R)
14,400 Lumen - 30 Foot
Maximum Mounting Height         193  $  6.21  each per month                (R)
23,200 Lumen - 30 Foot
Maximum Mounting Height         313  $  8.36  each per month                (R)



           HIGH PRESSURE SODIUM VAPOR - OVERHEAD - NON-COMPANY OWNED
           ---------------------------------------------------------
              STANDARD FIXTURE - COMPANY OWNED EXISTING WOOD POLE
              ---------------------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

8,500 Lumen - 30 Foot
Maximum Mounting Height        124  $  6.58  each per month                  (R)
14,400 Lumen - 30 Foot
Maximum Mounting Height        193  $  7.88  each per month                  (R)
23,200 Lumen - 30 Foot
Maximum Mounting Height        313  $  10.03  each per month                 (R)
23,200 Lumen Double -
30 Foot Maximum
Mounting Height                626  $  16.46  each per month                 (R)
45,000 Lumen - 50 Foot
Maximum Mounting Height        485  $  13.16  each per month                 (R)

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               5 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------

                 OVERHEAD SYSTEM - HIGH PRESSURE SODIUM VAPOR
                 --------------------------------------------
                           COMPANY OWNED - WOOD POLE
                           -------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

8,500 Lumen - 30 Foot
Mounting Height                124  $  13.36  each per month                 (R)
14,400 Lumen - 30 Foot
Mounting Height                193  $  14.48  each per month                 (R)
23,200 Lumen - 30 Foot
Mounting Height                313  $  17.03  each per month                 (R)
45,000 Lumen - 50 Foot
Maximum Mounting Height        485  $  23.98  each per month                 (R)
Obstruction Lights Incandescent
40 Foot Maximum
Mounting Height                116  $  3.92  each per month                  (R)
150 Foot Tower                 116  $  4.72  each per month                  (R)


                    ORNAMENTAL HIGH PRESSURE SODIUM VAPOR -
                    ---------------------------------------
                  NON-COMPANY OWNED, OPERATED AND MAINTAINED
                  ------------------------------------------

                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

14,400 Lumen                   325  $  5.87  each per month                  (R)
5,300 Lumen                     82  $  1.48  each per month                  (R)
14,400 Lumen                   150  $  2.70  each per month                  (R)
16,000 Lumen                   193  $  3.49  each per month                  (R)


--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               6 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------


                            STATE OF TEXAS LIGHTING
                            -----------------------
                  NON-COMPANY OWNED, OPERATED AND MAINTAINED
                  ------------------------------------------


                                       Lamp
                                       ----
                             Wattage  Charge
                             -------  ------

State of Texas Lighting        100  $  1.81  each per month                  (R)
State of Texas Lighting        250  $  4.51  each per month                  (R)

RATE
----

Traffic Signal Lights


MONTHLY RATE PER UNIT
---------------------

                                              WATTAGE OF
                          TYPE AND HOURS     INCANDESCENT     MONTHLY
TYPE OF UNIT               OF OPERATION          LAMP          RATE
------------              --------------     ------------    ----------

3 Lamp Head               24 Hours                 61        $     1.10     (R)
4 Lamp Head               24 Hours                 61        $     1.10     (R)
3 Lamp Head               24 Hours                103        $     1.86     (R)
3 Lamp Head               18 Hours Normal,        103        $     1.86     (R)
                          6 Hours Flashing
5 Lamp Head               24 Hours                133        $     2.41     (R)
4 Lamp Head               18 Hours Normal,
                          6 Hours Flashing        103        $     1.86     (R)
3 Lamp Head               24 Hours                133        $     2.41     (R)
3 Lamp Head               18 Hours Normal,
                          6 Hours Flashing        133        $     2.41     (R)
4 Lamp Head               24 Hours                133        $     2.41     (R)
4 Lamp Head               18 Hours Normal,
                          6 Hours Flashing        133        $     2.41     (R)
2 Unit Walk Light         24 Hours                 61        $     1.10     (R)
2 Unit Walk Light         24 Hours                103        $     1.86     (R)
2 Unit Walk Light         18 Hours Normal,
                          6 Hours Flashing        103        $     1.86     (R)


--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               7 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 08
                                ---------------
                         GOVERNMENTAL STREET LIGHTING
                         ----------------------------
                            AND SIGNAL SERVICE RATE
                            -----------------------

                                              WATTAGE OF
                          TYPE AND HOURS     INCANDESCENT     MONTHLY
TYPE OF UNIT               OF OPERATION          LAMP          RATE
------------              --------------     ------------    ----------

1 Unit Flashing           24 Hours                103        $     1.86     (R)
1 Unit Flashing           24 Hours                133        $     2.41     (R)
2 Unit Flashing           24 Hours                103        $     1.86     (R)
2 Unit School Flashers    351 Annual
                          Burning Hours           103        $     1.86     (R)
2 Unit School Flashers    790 Annual
                          Burning Hours           133        $     2.41     (R)
30 Watt Controller        24 Hours                 30        $      .54     (R)


MONTHLY RATE PER UNIT
---------------------

Street lights and traffic signal lights that do not operate under any of the preceding conditions will be billed under the rate with the closest operating conditions.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company Rules and Regulations apply to service under this schedule. Specific terms are as covered in various written agreements.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          17
              --------------------                         ---------------------
Sheet Number          7                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               8 of 8                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 11
                               ----------------
                        MUNICIPAL PUMPING SERVICE RATE
                        ------------------------------

APPLICABILITY
-------------

Service to towns, counties and municipalities in the Company's Texas service area and other legal property taxing authorities for pumping of water, sewage, storm water and sewage disposal. All service will be taken at one point of delivery. As of November 1979, El Paso Electric Company will provide the transformation necessary for all new accounts except those receiving service at primary voltages (2,400 volts and higher).

TERRITORY
---------

Texas Service Area

SERVICE VOLTAGES
----------------

Service to locations existing as of December 1, 1974, to be maintained on existing voltages. All new locations will have the following type of service: 10 HP or less connected - 120/240 volt, single phase; 11 HP to 49 HP connected - 120/240 volt, three phase; 50 HP to 1,000 HP connected - 277/480 volt, three phase; and over 1,000 HP connected at the Company's specified standard primary voltage.

MONTHLY RATE
------------

$23.25 Customer Charge plus

$0.05201 per kilowatt-hour for all kilowatt-hours                            (R)

MONTHLY MINIMUM
---------------

Customer Charge

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule. The Term of Contract under this schedule shall be not less than one (1) year.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number          13
              --------------------                         ---------------------
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            ----------------------                    --------------------------
Page               1 of 1                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 22
                                ---------------
                            IRRIGATION SERVICE RATE
                            -----------------------

APPLICABILITY
-------------

This rate is available to irrigation water pumps dedicated solely for irrigation water pumping. Only irrigation water pumps of seven and one-half (7-1/2) horsepower or larger will be served under this schedule.

TERRITORY
---------

Texas Service Area

ALTERNATIVE BILLING PROVISION
-----------------------------

An Alternative Billing Provision is available to any customer who has an alternative supply of irrigation water. Customer can only select once on an annual basis his choice of the billing provision.

MONTHLY RATE
------------

$12.50 Customer Charge Plus

Horsepower Charge

$1.50 per connected horsepower during the billing periods April through September

Energy Charge

$0.08382 per kilowatt-hour for all kilowatt-hours                            (R)

ALTERNATE MONTHLY RATE
----------------------

Customer Charge

$12.50 Customer Charge plus

Energy Charge

$0.09280 per kilowatt-hour for all kilowatt-hours                            (R)

MONTHLY MINIMUM
---------------

Customer Charge plus Horsepower Charge when applicable.


--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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            ----------------------                    --------------------------
Page               1 of 2                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 22
                                ---------------
                            IRRIGATION SERVICE RATE
                            -----------------------

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than 16 days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under the schedule. The Term of Contract for service under this schedule shall be not less than one year during which time the customer will maintain an active account and will pay the monthly minimum regardless of whether or not service is consumed.

TYPE OF SERVICE SUPPLIED
------------------------

Service may be single or three phase at the option of the Company and at a standard Company approved voltage.

CONDITIONS FOR SERVICE AVAILABILITY
-----------------------------------

Service will be provided under the provisions of the Company's Line Extension Policy.

DISCONTINUANCE OF USE BY CUSTOMER
---------------------------------

Where use of service is discontinued by customer or payments for any billing year are not made in accordance with the rate, the Company may at such time, after issuance of disconnect notice, remove the facilities installed by it to provide the service with no further liability by the Company to the customer. Such removal shall not relieve the customer of any payments due Company for service.


--------------------------------------------------------------------------------

Section Number        1                     Revision Number          12
              --------------------                         ---------------------
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            ----------------------                    --------------------------
Page               2 of 2                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 24
                                ---------------
                             GENERAL SERVICE RATE
                             --------------------

APPLICABILITY
-------------

The General Service Rate is available to all customers for lighting, power and heating service with a highest measured demand as defined by the Determination of Demand. All service will be taken at one point of delivery designated by the Company and at one of the Company's standard types of service. Service under this rate shall be limited to customers who otherwise do not qualify for service under the Company's other commercial service rates and whose thirty (30) minute average kilowatt demand is (i) greater than 15 kilowatts and (ii) does not exceed 600 kilowatts for three (3) consecutive months during the months of May through October. A new customer whose estimated monthly demand exceeds 600 kilowatts three (3) consecutive months during the aforementioned period will not be eligible for this rate schedule and will be billed in accordance with the billing provisions of Rate Schedule No. 25.

TERRITORY
---------

Texas Service Area

MONTHLY RATE
------------

$13.00 Customer Charge plus

Demand Charge

$12.75 per kilowatt for all kilowatts of Demand

Energy Charge

$0.04589 per kilowatt-hour for the first 200 hours times the maximum
measured demand.                                                             (R)
$0.03593 per kilowatt-hour for the next 150 hours times the maximum
measured demand.                                                             (R)
$0.02295 per kilowatt-hour for all additional kilowatt- hours.               (R)



MONTHLY MINIMUM
---------------

Customer charge plus the greater of 15 kilowatts of demand or applicable minimum demand charge.

DETERMINATION OF DEMAND
-----------------------

Maximum demand will be defined as the highest measured thirty (30) minute average kilowatt load determined by measurement.


--------------------------------------------------------------------------------

Section Number        1                     Revision Number          15
              --------------------                         ---------------------
Sheet Number          12                    Effective with energy consumed on or
            ----------------------                    --------------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 24
                                ---------------
                             GENERAL SERVICE RATE
                             --------------------

The billing demand will be the highest of:

     A.  15 kilowatts of Demand, or

     B.  the maximum measured demand, or

     C. 60% of the highest measured on-peak demand established during the billing months of May through October in the 12-month period ending with the current month. The exception to this will occur when the 1/2 on-peak - 1/2 off-peak provision is invoked. At that time, the measured billing demand shall be used for the purposes of this paragraph.

For customers with demands in excess of 300 KW for 3 consecutive months, the demand used for billing will be 1/2 the on-peak period demand plus 1/2 the off-peak demand when the demand established during the daily off-peak exceeds the demand established during the daily on-peak period.

On-peak period shall be from 10:00 A.M. to 8:00 P.M., Mountain Standard Time, for weekdays Monday through Friday.

Off-peak period shall be all other hours of the week not covered in the on-peak period.

The Company may refuse service to another customer at the same address when service is terminated to avoid or evade payment of the minimum demand charges as set forth in this rate.

PRIMARY VOLTAGE DISCOUNT
------------------------

If electric service is delivered at one of Company's standard primary voltages and the Company is not providing a transformation solely to serve the customer and if the customer owns, operates, and maintains all the facilities for receiving such service at delivery voltage, the following primary voltage discount (PVD) will be given:

   PVD = $0.60 per kilowatt of measured demand.


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              --------------------                         ---------------------
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
                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 24
                                ---------------
                             GENERAL SERVICE RATE
                             --------------------

OFF-PEAK WATER HEATING RIDER
----------------------------

For domestic electric water heating service (swimming pool water heating, commercial dishwasher water heating and water heating utilized for space heating excluded). The service shall be metered on a circuit which shall include only water heating elements and exclude all other service. Periods of electric supply service may be scheduled to conform to off-peak conditions of the Company's system, the Company reserving the right to change the off-peak periods of supply to meet the changing off-peak conditions of its system. The Company, at its option, will furnish and connect to the customer's wiring and retain ownership of a time switch or suitable device to regulate the hours of use.

Service under this schedule shall be limited to water heaters of thirty (30) gallons or more capacity. All water heaters will be controlled by a thermostat and if two (2) or more heating elements are used, the water heater will be wired so that only one element will operate at one time. The minimum wattage of all heating elements shall total not less than 3,000 watts. Service may be limited where customer has an abnormally large connected load, and is only available as a secondary service in conjunction with a main service.

MONTHLY RATE - OFF-PEAK WATER HEATING
-------------------------------------

$1.00 Customer Charge plus

$0.04401 per kilowatt-hour for all kilowatt-hours                            (R)

MONTHLY MINIMUM - OFF-PEAK WATER HEATING
----------------------------------------

Customer Charge

OFF-PEAK DEMAND RIDER
----------------------

When a customer who takes service under this rate establishes an average monthly off-peak demand greater than or equal to three (3) times the average monthly on-peak demand, then the maximum on-peak monthly demand shall be utilized for the determination of billing demand.

MONTHLY RATE
------------

$13.00 Customer Charge plus

Demand Charge
$24.00 per kilowatt of demand


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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 24
                                ---------------
                             GENERAL SERVICE RATE
                             --------------------

Energy Charge
$0.00729 per kilowatt-hour                                                   (R)

Determination of Demand (Off-Peak Demand Rider)

Maximum demand will be defined as the highest measured thirty (30) minute average kilowatt load determined by measurement.

On-peak period shall be 8:00 A.M. to 10:00 P.M., Mountain Standard Time, for weekdays of Monday through Friday.

Off-peak periods shall be all other hours of the week not covered in the on-peak period.

Terms and Conditions

A customer requesting service under the Experimental Off-Peak Demand Rider must sign an agreement for an initial one (1) year term after which the customer must sign subsequent one (1) year agreements with the Company. The Company, however, is under no obligation to renew any agreement for service under this rider. This rider may not be taken in conjunction with any other rider offered under this rate.

A customer taking service under this rider who fails to maintain an off-peak to on-peak ratio of 3.0 or greater, for that month, shall be billed under the applicable standard rate. In addition, the billing KW will be adjusted upward by 30% to account for noncompliance with the off-peak provisions of this rider.

Any customer who fails to maintain an off-peak to on-peak ratio of 3.0 or greater for two (2) consecutive months shall be declared ineligible for this rider for a period of one (1) year and will be billed under the standard rate.

The Company, at its option, may request payment for any special metering installation costs required for the customer to take service under this rider.

THERMAL ENERGY STORAGE RIDER
----------------------------

Available to customers with separately metered Thermal Energy Storage (TES) Systems whose maximum demand does not exceed the maximum demand of the building after completion of the necessary contract arrangements and installation of necessary metering equipment. The billing demand for this separately metered load will be the highest measured thirty (30) minute average kilowatt load established during the on-peak period.


--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 24
                                ---------------
                             GENERAL SERVICE RATE
                             --------------------

On-peak period shall be from 11:00 A.M. to 7:00 P.M., Mountain Standard Time for weekdays of Monday through Friday. Off-peak period shall be all other hours not covered in the on-peak period.

No other options or riders are applicable to consumption covered under this rider. Both separately metered TES systems and total building loads must be served under this rate schedule.

The Company reserves the right to close this rider to additional customers if, in the Company's judgment, system load characteristics no longer warrant such a rider.

CHURCH RIDER
------------

The kilowatt demand for billing for churches shall be the highest measured thirty (30) minute average kilowatt load determined by measurement, which has been established during the current billing month. This rider is not applicable to meeting halls, schools or other ancillary buildings which may be associated with the church. At its option, the Company may switch this service to the Alternative Rate applicable to Schedule No. 02, Small Commercial Service Rate. Refer to terms provided under the Terms and Conditions of this Schedule.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.






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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 24
                                ---------------
                             GENERAL SERVICE RATE
                             --------------------

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule.

If a customer's highest measured thirty (30) minute average kilowatt load exceeds 600 KW three (3) consecutive times during the months of May through October, that customer shall be placed on the Large Power Service Rate Schedule No. 25 for a minimum of twelve (12) months, at which time a determination will be made for the applicable rate schedule.

If a customer's highest measured thirty (30) minute average kilowatt load has not exceeded 15 KW three (3) consecutive times during the months of May through October, at the Company's option, that customer shall be placed on Schedule No. 02, Small Commercial Service Rate.

Any new customer that has not established a prior service history with the Company shall be classified under the appropriate rate schedule in accordance with a demand estimate performed by the Company.

If the Company determines that a customer's bill under this schedule is unduly burdensome, the Company may, at its option, bill said customer under Schedule No. 02, Small Commercial Service Rate. Specifically, a customer who operates at less than a ten (10) percent load factor, based on the average of the preceding twelve (12) month period and/or its unit rate is three (3) times greater than the overall base unit rate of the Small Commercial class will qualify for this billing alternative.

For the purpose of this rate schedule, customers is defined as to include all non-public schools and institutions of higher learning or facilities not eligible under Schedule No. 41, municipal, county, State of Texas and federal installations.


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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 25
                                ---------------
                           LARGE POWER SERVICE RATE
                           ------------------------

APPLICABILITY
-------------

This rate is applicable to all customers for lighting, power, and heating service whose highest measured demand as defined by the Determination of Demand exceeds 600 kilowatts for three (3) consecutive months during the months of May through October or to new customers whose estimated monthly demand load exceeds 600 kilowatts for three (3) consecutive months during the months of May through October. All service will be taken at the point of delivery designated by the Company and at one of the Company's standard types of service.

TERRITORY
---------

Texas Service Area

MONTHLY RATE
------------

$100.00 Customer Charge plus

Demand Charge

$20.25 per kilowatt for all kilowatts of Demand

Energy Charge

$0.02074 per kilowatt-hour for the first 400 hours times the maximum
measured demand.                                                             (R)
$0.00550 per kilowatt-hour for all additional kilowatt-hours.                (R)

MONTHLY MINIMUM
---------------

Customer charge plus the greater of the demand charge for 600 kilowatts or applicable minimum demand charge.

DETERMINATION OF DEMAND
-----------------------

Maximum demand will be defined as the highest measured thirty (30) minute average kilowatt load determined by measurement.


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              --------------------                         ---------------------
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    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 25
                                ---------------
                           LARGE POWER SERVICE RATE
                           ------------------------

The billing demand will be the highest of:

     A.  600 kilowatts

     B.  the maximum demand or

     C. 75% of the highest measured on-peak demand established during billing months of May through October in the 12-month period ending with the current month. The exception to this will occur when the 1/2 on-peak - 1/2 off-peak provision is invoked. At that time, the measured billing demand shall be used for the purposes of this paragraph.

When the demand established during the daily off-peak period exceeds the demand established during the daily on-peak period, the demand used for billing will be 1/2 the on-peak period demand plus 1/2 the off-peak demand.

On-peak period shall be from 10:00 A.M. to 8:00 P.M., Mountain Standard Time, for weekdays of Monday through Friday.

Off-peak period shall be all other hours of the week not covered in the on-peak period.

The Company may refuse service to another customer at the same address when service is terminated to avoid or evade payment of the minimum demand charges as set forth in this rate.

RATING PERIOD SELECTION OPTION
------------------------------

Upon written request by the customer and approval by the Company, a customer may shift his 10-hour peak period for billing purposes by two (2) hours around the normally defined on-peak period. The customer may exercise this option twice during a twelve (12) month billing period.

FIXED RATE RIDER
----------------

This rider is available to new customers with a projected minimum demand of 1,000 KW or existing customers with increased load of at least 1,000 KW as measured by the average of the three (3) highest peaks for the preceding twelve
(12) months. Upon the execution of a five (5) year service contract, EPEC will guarantee fixed rates for a two (2) year period. Customers electing to take service under this rider will not be eligible for the Economic Development Rate Schedule No. 33. A new customer is defined-as one who has never taken electrical service from EPEC within the Texas service area.


--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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            ----------------------                    --------------------------
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    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 25
                                ---------------
                           LARGE POWER SERVICE RATE
                           ------------------------

Existing businesses which change ownership, location or name do not qualify as new customers, but would instead be treated as existing customers for purposes of this rider. If a business ceases to exist and the premises are occupied by a new owner and a new business is opened, it may qualify as a new customer. The designation as a new customer shall be determined by the Company, subject to the customer's right to seek PUCT review of such determination.

THERMAL ENERGY STORAGE RIDER
----------------------------

Available to customers with separately metered Thermal Energy Storage (TES) Systems whose maximum demand does not exceed the maximum demand of the building after completion of the necessary contract arrangements and installation of necessary metering equipment. The billing demand for this separately metered load will be the highest measured thirty (30) minute average kilowatt load established during the on-peak period.

On-peak period shall be from 11:00 A.M. to 7:00 P.M., Mountain Standard Time for weekdays of Monday through Friday. Off-peak period shall be all other hours not covered in the on-peak period.

No other options or riders are applicable to consumption covered under this rider. Both separately metered TES systems and total building loads must be served under this rate schedule.

The Company reserves the right to close this rider to additional customers if, in the Company's judgment, system load characteristics no longer warrant such a rider.

POWER FACTOR ADJUSTMENT
-----------------------

If the power factor at the time of the highest measured thirty (30) minute interval kilowatt demand for the entire plant is below 90% lagging, a charge of $0.0700 per KVAR will be made for each KVAR by which customer's computed KVAR demand exceeds 48.432% of the measured kilowatt demand. If the power factor is greater than or equal to 90%, then no power factor adjustment will be made.

PRIMARY VOLTAGE DISCOUNT
------------------------

If electric service is delivered at one of the Company's standard primary voltages and the Company is not providing a transformation solely to serve the customer and if the customer owns, operates and maintains all the facilities for receiving such service at delivery voltage, the following primary voltage discount (PVD) will be given:


--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 25
                                ---------------
                           LARGE POWER SERVICE RATE
                           ------------------------

   PVD = $0.36 per kilowatt of measured Demand

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule.

For the purpose of this rate schedule, customers is defined as to include all non-public schools and institutions of higher learning or facilities not eligible under Schedule No. 41, municipal, county, State of Texas and federal installations.


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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 28
                                ---------------
                          AREA LIGHTING SERVICE RATE
                          --------------------------


APPLICABILITY
-------------

All customers who desire overhead outdoor lighting service under the conditions specified herein.

TERRITORY
---------

Texas Service Area

MONTHLY RATE
------------

                                                                             Single Fixture
                                                                             Charge per Each
Standard Service:                                               Wattage         Per Month
-----------------                                               -------      ---------------
 7,000 Lumen             Mercury Vapor Lamp -                   195            $12.79          (R)
11,000 Lumen             Mercury Vapor Lamp -                   275            $14.29          (R)
20,000 Lumen             Mercury Vapor Lamp -                   460            $17.49          (R)
 8,500 Lumen             High Pressure Sodium Vapor -           124            $12.54          (R)
23,200 Lumen             High Pressure Sodium Vapor -           313            $15.71          (R)

Floodlight Service:
-------------------

Without Company Supplied 30' Wood Pole
 9,500 Lumen             High Pressure Sodium Vapor             137            $ 8.19          (R)
27,500 Lumen             High Pressure Sodium Vapor             312            $11.31          (R)
50,000 Lumen             High Pressure Sodium Vapor             485            $14.32          (R)

With Company Supplied 30' Wood Pole
 9,500 Lumen             High Pressure Sodium Vapor             137            $11.70          (R)
27,500 Lumen             High Pressure Sodium Vapor             312            $14.82          (R)
50,000 Lumen             High Pressure Sodium Vapor             485            $17.83          (R)

TYPE OF SERVICE
---------------

Outdoor all night lighting service contracted for by customer for overhead service, automatically controlled, standard mercury vapor and high pressure sodium vapor luminarie units mounted on Company-owned wood poles.

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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            ----------------------                    --------------------------
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    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 28
                                ---------------
                          AREA LIGHTING SERVICE RATE
                          --------------------------

FACILITIES PROVIDED
-------------------

The Company will install a 30-foot wood pole, luminaire and necessary equipment and extend overhead secondary wiring up to 125 feet where necessary. The Company will own, operate and maintain the installation. Facilities necessary to provide lighting in addition to above will be paid for by customer. All facilities installed by the Company will remain the property of the Company. The Company has the option to not install poles and/or luminaries in areas inaccessible to the Company trucks.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule. The initial Term of Contract for service under this schedule shall be not less than two (2) years. The Company reserves the right to remove all equipment furnished under this schedule, after issuance of disconnect notice, and void the contract if in the opinion of the Company, there is excessive breakage or vandalization of its facilities.

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 34
                                ---------------
                            COTTON GIN SERVICE RATE
                            -----------------------

APPLICABILITY
-------------

This rate is available to cotton gins who purchase entire power requirements from the Company and is applicable to electric service other than separately metered light and miscellaneous office electric load furnished to the cotton gin. Service will be furnished at one point of delivery.

The separately metered lighting and miscellaneous office electric load will be billed under the applicable commercial rate schedule.

Customer's operating season will start September 1st of each year, or such later date as customer first takes service. The above season shall not be for a period of less than three (3) months, and season shall not last longer than eight (8) months or April 30th of the following year, whichever comes first. Electrical usage which occurs other than during the regular operating season will be billed on the applicable commercial rate schedule.

TERRITORY
---------

Texas Service Area

RATE
----

Customer Charge -  $277.75 Annually payable with the first month of the operating season as defined above

Demand Charge -    Monthly Billing

$13.75 per kilowatt for all kilowatts of Demand

Energy Charge - Monthly Billing

$0.01146 per kilowatt-hour                                                   (R)

DETERMINATION OF DEMAND
-----------------------

Maximum demand will be defined as the highest measured thirty (30) minute average kilowatt load determined by measurement.

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 34
                                ---------------
                            COTTON GIN SERVICE RATE
                            -----------------------

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule.

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 41
                                ---------------
                         CITY AND COUNTY SERVICE RATE
                         ----------------------------

APPLICABILITY
-------------

This schedule is limited to all public schools, Kindergarten through 12th grade, and to those municipal and county customer service points currently taking service under this schedule prior to the effective date of Rate Schedule 41 as authorized in Docket No. 9945 and have continued to take service without disconnection. Reconnections of existing service points, new customers or new service points shall be classified under other appropriate schedules in accordance with a demand estimate determined by the Company.

TERRITORY
---------

Texas Service Area

MONTHLY RATE
------------

$15.25 Customer Charge plus

Demand Charge

$16.25 per kilowatt in excess of 15 kilowatts                                (R)

Energy Charge

$0.11757 per kilowatt-hour for the first 3,000 kilowatt-hours                (R)
$0.01245 per kilowatt-hour for all additional kilowatt-hours                 (R)

MONTHLY MINIMUM
---------------

Customer Charge

DETERMINATION OF DEMAND
-----------------------

Maximum demand will be defined as the highest measured thirty (30) minute average kilowatt load determined by measurement.

NON-METERED SERVICE
-------------------

In instances when metering of energy would be impractical because of the low monthly level of usage and where estimates of this usage can be accurately calculated, the Company may, at its option, provide non-metered service. Billings for non-metered service shall be based on the customer charge plus the monthly energy usage calculated by the Company and applied to the energy charge of this rate.

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 41
                                ---------------
                         CITY AND COUNTY SERVICE RATE
                         ----------------------------

THERMAL ENERGY STORAGE RIDER
----------------------------

Available to public schools, Kindergarten through 12th grade, with separately metered Thermal Energy Storage (TES) Systems whose maximum demand does not exceed the maximum demand of the building after completion of the necessary contract arrangements and installation of necessary metering equipment. The billing demand for this separately metered load will be the highest measured thirty (30) minute average kilowatt load established during the on-peak period.

On-peak period shall be from 11:00 A.M. to 7:00 P.M., Mountain Standard Time for weekdays of Monday through Friday. Off-peak period shall be all other hours not covered in the on-peak period.

No other options or riders are applicable to consumption covered under this rider. Both separately metered TES systems and total building loads must be served under this rate schedule.

The Company reserves the right to close this rider to additional customers if, in the Company's judgment, system load characteristics no longer warrant such a rider.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

The Company's Rules and Regulations apply to service under this schedule.

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 46
                                ---------------
                         MAINTENANCE POWER SERVICE FOR
                         -----------------------------
              COGENERATION AND SMALL POWER PRODUCTION FACILITIES
              --------------------------------------------------

APPLICABILITY
-------------

This Rate Schedule is applicable to customers qualifying as small power production and cogeneration facilities as defined in 18 CFR, Part 292, Subpart B, of the final rules issued by the Federal Energy Regulatory Commission to implement Sections 201 and 210 of the Public Utility Regulatory Policies Act of 1978.

Customer will furnish to the Company such data as required by the Company to determine that customer meets the requirements for qualification.

The facility may be connected for (1) parallel operation with the Company's service, or (2) isolated operation with Maintenance Power Service provided by the Company by means of a double-throw switch.

This rate schedule is applicable to use of service for light, heat and power supplied by the Company on a scheduled basis to a qualifying facility during an outage scheduled for the purpose of performing maintenance to the qualifying facility equipment, subject to the special provisions of this rate schedule.

TERRITORY
---------

Texas Service Area

TYPE OF SERVICE
---------------

Maintenance Power Service: Firm power service provided in pre-specified blocks
-------------------------
of capacity on a scheduled basis to replace capacity and energy normally generated by customer during periods when a customer's generation facility is not available due to a maintenance outage, and Customer's total purchase demand does not exceed the Supplementary Power Demand established during the billing month.

Maintenance power shall be available to qualifying facilities for a maximum period of sixty (60) days in aggregate per calendar year, scheduled outside of the designated peak months (May through October) of the Company.

MONTHLY RATE
------------

Determination of a customer's Rate category for the purposes of this schedule shall be based on the customer's contract capacity. Maintenance power for residential customers with qualifying facilities shall be charged at the rates currently in effect for the Company's

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
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

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 46
                                ---------------
                         MAINTENANCE POWER SERVICE FOR
                         -----------------------------
              COGENERATION AND SMALL POWER PRODUCTION FACILITIES
              --------------------------------------------------

Residential Service Rate Schedule No. 01 and for non-residential customers with qualifying facilities shall be as follows:

Rate I: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity is 15 kilowatts (KW) or less.

Rate II: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity is between 15 KW through 600 KW.

Rate III: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity is between 600 KW through 5,000 KW.

Rate IV: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity for Supplementary Power Service is 5,000 KW or more.

The monthly demand charge shall be the greater of the product of (i) the capacity which had been scheduled in advance by the customer or (ii) the minimum demand of the rate classification group and the demand charge stated below adjusted by a monthly scheduled outage rate to reflect the duration of the scheduled outage. The monthly scheduled outage rate shall be calculated by dividing the number of days that Maintenance Power Service had been scheduled by the total number of days within that billing month.

                            I             II           III            IV
                            -             --           ---            --
Customer Charge         $   6.50      $ 165.00      $ 255.00      $ 155.00

Demand Charge per KW                  $   8.38      $  10.13      $  10.63

Energy Charge           $0.10970      $0.02781      $0.01832      $0.00645  per KWH for   (R)(R)(R)
                                                                            all KWH

COMMON PROVISIONS
-----------------

Interconnection Charge:

Customers under this rate schedule shall be subject to a charge for interconnection costs. Interconnection costs are the reasonable costs of connection, switching, metering, transmission, distribution, safety provisions, engineering and administrative costs incurred

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         27                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               2 of 5                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 46
                                ---------------
                         MAINTENANCE POWER SERVICE FOR
                         -----------------------------
              COGENERATION AND SMALL POWER PRODUCTION FACILITIES
              --------------------------------------------------

by the Company directly related to the installation of the physical facilities necessary to permit interconnected operations with a qualifying facility, to the extent such costs are in excess of the corresponding costs that the Company would have incurred if it had not engaged in interconnected operations, but instead generated an equivalent amount of electric energy itself or purchased an equivalent amount of electric energy or capacity from other sources.

The customer shall pay in full the actual reasonable costs of interconnection prior to commencement of service under this rate schedule. In addition, the customer shall pay an annual charge of 8% of the capital costs of interconnection to cover property taxes and operation and maintenance expenses. The annual charge of 8% is payable by the customer in monthly installments at the rate of 2/3 of 1% per month.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

DETERMINATION OF CONTRACT CAPACITY
----------------------------------

The contract capacity for the purpose of classifying a customer into the appropriate rate group of this rate schedule shall be the amount of capacity for Maintenance Power Service that is requested by the customer and agreed to by the Company. When a higher kilowatt demand for Maintenance Power Service is established, the higher kilowatt demand based on a thirty (30) minute interval shall become the new contract capacity for that month and for each month hereafter, unless and until exceeded by a still higher kilowatt demand which in turn shall be subject to the foregoing conditions.

POWER FACTOR ADJUSTMENT
-----------------------

For those customers under Rate III and Rate IV:

If the power factor at the time of the highest measured thirty (30) minute interval kilowatt demand for the entire plant is below 90% lagging, a charge of $0.0700 per KVAR will be made for each KVAR by which customer's computed KVAR demand exceeds 48.432% of the measure kilowatt demand. If the power factor is greater than or equal to 90%, then no power factor adjustment will be made.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         27                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               3 of 5                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 46
                                ---------------
                         MAINTENANCE POWER SERVICE FOR
                         -----------------------------
              COGENERATION AND SMALL POWER PRODUCTION FACILITIES
              --------------------------------------------------


TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

This schedule shall be binding upon the Company and the customer for a period conterminous with the interconnection agreement; provided, however, that the customer may terminate this schedule at any time during such term by providing the Company with written notice at least thirty (30) days prior to the effective date of such termination and the Company may terminate in accordance with regulatory regulations. Any change in this schedule approved by a regulatory authority with the requisite jurisdiction, shall become effective upon such approval and remain in force until the expiration of the term of this schedule or the termination by customer in accordance with the requirements herein contained, whichever event occurs first in time. The service supplied hereunder is to be used exclusively within the premises of the customer, as described in his application for service.

The Company's Rules and Regulations and the contract provisions shall apply under this rate schedule.

INDEMNITY CLAUSE
----------------

The provisions of the Indemnity Clause in the customer's contract for service under this schedule shall apply.

SPECIAL PROVISIONS
------------------

A. In the event a customer receives a combination of services providing for separate customer charges, only the greater of the separate charges shall be applied.

B. If the contracted capacity as determined above exceeds 15 KW, the Company shall install a recording meter for purposes of measuring power taken under this service schedule.

C. All maintenance power service supplied by the Company that has not been scheduled with the Company and approved by the Company through prior written notice shall be billed under the provisions of Backup Power Service. If this situation occurs more than twice during any consecutive six (6) month period, the customer

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         27                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               4 of 5                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 46
                                ---------------
                         MAINTENANCE POWER SERVICE FOR
                         -----------------------------
              COGENERATION AND SMALL POWER PRODUCTION FACILITIES
              --------------------------------------------------

    shall be required to contract for Backup Power Service in the event that customer previously had not contracted for such service.

D. In the event maintenance occurs during the designated peak months (May through October) of the Company or exceeds a maximum of 60 days in aggregate, the total per calendar year, unless it is agreed to extend Maintenance Power, by written request by the Customer and written consent of the Company, such excess use of capacity will be billed as Supplementary Power.

E.  The following defines outage types for operational purposes:

     1. A qualifying facility shall schedule its maintenance by giving the Company advance notice on the length of the outage as follows:

             Pre-Scheduled              Required
          Maintenance Outage         Advanced Notice
          ------------------         ---------------

            1 day or less            5 calendar days
            2 to 5 days             30 calendar days
            6 to 30 days            90 calendar days

F. Maintenance power requested during the designated peak months (May through October), that is scheduled in advance and agreed to by the Company, shall be billed according to the terms of Maintenance Power Service.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         27                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               5 of 5                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 47
                                ---------------
                     BACKUP POWER SERVICE FOR COGENERATION
                     -------------------------------------
                     AND SMALL POWER PRODUCTION FACILITIES
                     -------------------------------------
APPLICABILITY
-------------

This Rate Schedule is applicable to customers qualifying as small power production and cogeneration facilities as defined in 1 8 CFR, Part 292, Subpart B, of the final rules issued by the Federal Energy Regulatory Commission to implement Sections 201 and 210 of the Public Utility Regulatory Policies Act of 1978.

Customer will furnish to the Company such data as required by the Company to determine that customer meets the requirements for qualification.

The facility may be connected for (1) parallel operation with the Company's service, or (2) isolated operation with Backup Power Service provided by the Company by means of a double-throw switch.

This rate schedule is applicable to use of service for light, heat and power supplied by the Company on an unscheduled outage at a qualifying facility subject to the special provisions of this rate schedule.

TERRITORY
---------

Texas Service Area

TYPE OF SERVICE
---------------

Backup Power Service: Firm power service provided in contracted blocks of
--------------------
capacity on an unscheduled basis to replace capacity and energy normally generated by customer during periods when a Customer's generation facility experiences an unscheduled forced outage, and Customer's total purchases demand does not exceed the Supplementary Power Demand established during the billing month.

MONTHLY RATE
------------

Determination of a customer's Rate category for purposes of this schedule shall be based on the customer's contract capacity. Backup power for residential customers with qualifying facilities shall be charged at the rates currently in effect for the Company's Residential Service Rate Schedule No. 01 and for non-residential customers with qualifying facilities shall be as follows:

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         28                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               1 of 6                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 47
                                ---------------
                     BACKUP POWER SERVICE FOR COGENERATION
                     -------------------------------------
                     AND SMALL POWER PRODUCTION FACILITIES
                     -------------------------------------

Rate I: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity is 15 kilowatts (KW) or less.

Rate II: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity is between 15 KW through 600 KW.

Rate III: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity is between 600 KW through 5,000 KW.

Rate IV: Applicable to commercial or industrial customers with qualifying facilities whose contract capacity for Supplementary Power Service is 5,000 KW or more.

The monthly demand charge shall be the product of the Backup Power Service Demand, as defined in the following sections, and the demand charge stated below adjusted by a monthly forced outage rate to reflect outage hours of the customer's generation unit(s). The monthly forced outage rate is defined as the Monthly Forced Outage Rate and is calculated as the total number of hours during which Backup Power Service was provided during the billing month, divided by the total number of operating hours in that month. In no event will the actual monthly forced outage rate be less than zero.

                                 I              II             III            IV
                                 -              --             ---            --

Customer Charge               $   6.50       $ 165.00       $ 255.00       $ 155.00

Demand Charge per KW                         $  16.75       $  20.25       $  21.25

Energy Charge                 $0.10970       $0.02781       $0.01832       $0.00645  per KWH for   (R)(R)(R)
                                                                                     all KWH

MONTHLY MINIMUM
---------------

Customer Charge plus the applicable Minimum Monthly Reservation Factor and energy charges.

MONTHLY RESERVATION FACTOR
--------------------------

For customers contracting for service under this schedule a minimum monthly reservation factor per KW of contract capacity will be charged as follows:

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         28                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               2 of 6                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 47
                                ---------------
                     BACKUP POWER SERVICE FOR COGENERATION
                     -------------------------------------
                     AND SMALL POWER PRODUCTION FACILITIES
                     -------------------------------------

Rate  I:  n/a
Rate II:  .10
Rate III: .10
Rate IV:  .10

This rate assumes a minimum monthly reservation factor (MRF) for backup power service of 10% for the first three years. At the end of the first three years billing, the actual three year average Forced Outage Rate (FOR) experienced by the individual customer's cogeneration system shall replace the initial 10% MRF. The determination of FOR will be calculated based on a weighted average of actual backup demand during each forced outage period. The initial startup period of 3 months will be excluded from the calculation of the three year average Forced Outage Rate.

DETERMINATION OF DEMAND
-----------------------

The Backup Power Service Demand to be used in billing shall be the highest measured thirty (30) minute kilowatt average load for customers who take only-Backup- Power Service. The Backup Power Service Demand, for those customers that receive a combination of Maintenance Power Service and Backup Power Service, shall be the greater of (i) the highest measured thirty (30) minute kilowatt average load during periods of forced outages when Maintenance Power Service was not scheduled or (ii) the highest thirty (30) minute kilowatt average load less the scheduled Maintenance Power Service during periods of forced outages when Maintenance Power Service was scheduled. The Backup Power Service Demand for those customers that received Supplementary Power Service shall be based on metered demand, less demand attributed to Supplementary Power and/or Maintenance Power.

DETERMINATION OF CONTRACT CAPACITY
----------------------------------

The contract capacity for the purpose of this rate schedule shall be the amount of capacity for Backup Power Service that is requested by the customer and agreed to by the Company. In the event that the Backup Power Service Demand, as determined above, exceeds the contract capacity, then that Backup Power Service Demand shall establish a new contract capacity for purposes of this schedule for the duration of the interconnection agreement or until a new contract capacity has been negotiated according to the provisions of the interconnection agreement. The contract capacity for Backup Power Service may be specified for each individual unit for customers owning a multi-unit cogeneration facility.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         28                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               3 of 6                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 47
                                ---------------
                     BACKUP POWER SERVICE FOR COGENERATION
                     -------------------------------------
                     AND SMALL POWER PRODUCTION FACILITIES
                     -------------------------------------

COMMON PROVISIONS
-----------------

Interconnection Charge:

Customers under this rate schedule shall be subject to a charge for interconnection costs. Interconnection costs are the reasonable costs of connection, switching, metering, transmission, distribution, safety provisions, engineering and administrative costs incurred by the Company directly related to the installation of the physical facilities necessary to permit interconnected operations with a qualifying facility, to the extent such costs are in excess of the corresponding costs that the Company would have incurred if it had not engaged in interconnected operations, but instead generated an equivalent amount of electric energy itself or purchased an equivalent amount of electric energy or capacity from other sources.

The customer shall pay in full the actual reasonable costs of interconnection prior to commencement of service under this rate schedule. In addition, the customer shall pay an annual charge of 8% of the capital costs of interconnection to cover property taxes and operation and maintenance expenses. The annual charge of 8% is payable by the customer in monthly installments at the rate of 2/3 of 1% per month.

FIXED FUEL FACTOR
-----------------

The above rates are subject to the provisions of Company's Tariff Schedule No. 98 entitled Fixed Fuel Factor.

POWER FACTOR ADJUSTMENT
-----------------------

For those customers under Rate III and Rate IV:

If the power factor at the time of the highest measured thirty (30) minute interval kilowatt demand for the entire plant is below 90% lagging, a charge of $0.0700 per KVAR will be made for each KVAR by which customer's computed KVAR demand exceeds 48.432% of the measure kilowatt demand. If the power factor is greater than or equal to 90%, then no power factor adjustment will be made.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         28                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               4 of 6                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 47
                                ---------------
                     BACKUP POWER SERVICE FOR COGENERATION
                     -------------------------------------
                     AND SMALL POWER PRODUCTION FACILITIES
                     -------------------------------------

TERMS OF PAYMENT
----------------

The due date of the bill for utility service shall not be less than sixteen (16) days after issuance. A bill becomes delinquent if not received at the Company by the due date.

TERMS AND CONDITIONS
--------------------

This schedule shall be binding upon the Company and the customer for a period conterminous with the interconnection agreement; provided, however, that the customer may terminate this schedule at any time during such term by providing the Company with written notice at least thirty (30) days prior to the effective date of such termination and the Company may terminate in accordance with regulatory regulations. Any change in this schedule approved by a regulatory authority with the requisite jurisdiction, shall become effective upon such approval and remain in force until the expiration of the term of this schedule or the termination by customer in accordance with the requirements herein contained, whichever event occurs first in time. The service supplied hereunder is to be used exclusively within the premises of the customer, as described in his application for service.

The Company's Rules and Regulations and the contract provisions shall apply under this rate schedule.

INDEMNITY CLAUSE
----------------

The provisions of the Indemnity Clause in the customer's contract for service under this schedule shall apply.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         28                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               5 of 6                            after
    ------------------------------                   -------------------

                           EL PASO ELECTRIC COMPANY

                                SCHEDULE NO. 47
                                ---------------
                     BACKUP POWER SERVICE FOR COGENERATION
                     -------------------------------------
                     AND SMALL POWER PRODUCTION FACILITIES
                     -------------------------------------

SPECIAL PROVISIONS
------------------

A. In the event a customer receives a combination of services providing for separate customer charges only the greater of the separate charges shall be applied.

B. If the contracted capacity as determined above exceeds 15 KW, the Company shall install a recording meter for purposes of measuring power taken under this service schedule.

C. On the date the meter is read the customer must provide the Company with the date and times of all forced outage hours that occurred in that billing month. If such information is not provided on the day the meter is read, then the demand charge to be applied for Backup Power Service Demand shall be the same as the demand charge under Supplementary Power Service.

D.  The following defines outage type for operational purpose:

    1. Forced Outage: An unplanned component failure or other condition that requires the unit(s) be removed from service immediately.

--------------------------------------------------------------------------------

Section Number        1                     Revision Number           5
              --------------------                         ---------------------
Sheet Number         28                     Effective with energy consumed on or
            ----------------------                    --------------------------
Page               6 of 6                            after
    ------------------------------                   -------------------

                                 Attachment 2

                           EL PASO ELECTRIC COMPANY

                               SCHEDULE NO. BRR                    (N)
                               ----------------
                               BASE RATE REFUND
                               ----------------

APPLICABILITY
-------------

This refund is applicable to the Rate Schedules listed below.

TERRITORY
---------

Texas Service Area

MONTHLY BILL
------------

A refund, calculated using the refund factor per KWH shown below will be added as a separate line item to the base portion of the customer's Monthly Bill. The line item will be titled "Base Rate Refund." The $/KWH refund will begin June 1999 and continue for three (3) months. A customer who leaves the system during the refunding period will forfeit further refunds. A customer who enters the system during the refunding period will receive a refund for only the remaining refunding period.

                                    Filed
                                    Refund
                                    to the             Filed Refund
      Rate Schedule Nos.            Classes            $/KWH Factor
      ------------------            -------            ------------
             01                    $3,657,419            $0.00981
             02                    $  249,679            $0.00455
             07                    $    3,998            $0.00378
             08                    $   39,354            $0.00490
             11                    $   61,171            $0.00166
            11A                    $        0
             15                    $        0
          W/H Rider                $   21,245            $0.00393
             22                    $    1,853            $0.00165
             24                    $1,112,215            $0.00286
             25                    $  455,387            $0.00305
             26                    $        0
             27                    $        0
             28                    $   20,191            $0.00837
             29                    $        0
             30                    $        0
             31                    $        0
             33                    $        0
             34                    $    5,008            $0.04317
             38                    $        0
             41                    $  226,318            $0.00346
             43                    $        0
             45                    $    1,297            $0.00811
                                   ----------
                                   $5,855,135
                                   ==========

--------------------------------------------------------------------------------

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              --------------------                         ---------------------
Sheet Number         34                     Effective with bills rendered on or
            ----------------------                    --------------------------
Page               1 of 1                            after
    ------------------------------                   -------------------